COLONIAL INVESTMENT GRADE
                                    BOND FUND

   Supplement to Statement of Additional Information dated January 18, 2000

Effective July 14, 2000, the Fund changed its name to "Liberty Investment Grade Bond Fund."

The last paragraph under the sub-caption INVESTMENT ADVISOR under the section MANAGEMENT OF THE FUND is revised in its entirety as follows:

The Advisor also provides the Fund with bookkeeping and pricing services, and for these services, the Fund pays the Advisor a monthly fee of $2,250 plus the following percentages of the Fund's average daily net assets over $50 million:

0.035%  annually on the next $950 million
0.025% annually on the next $1 billion
0.015%  annually  on the next $1 billion
0.001%  annually on the excess over $3 billion.


766-35/336C-0700                                                August 1, 2000